5

Exhibit 6
J-Bird Music Group Ltd.
Form 10-SB, Amendment No. 1
File No. 0-24449

      INVESTMENT AGREEMENT FOR INVESTMENT BY CALTRON, INC.
                               IN
                     FEILD TECHNOLOGIES, LLC

     This Investment Agreement is made by and between Feild Technologies, LLC, a Maine limited liability company (the "Company") and Caltron, Inc., a Pennsylvania corporation which is agreeing hereby to acquire an interest in the Company (the "Securities").

                            RECITAL:

      Caltron, Inc., a Pennsylvania corporation ("Caltron"), and the Company have entered into an agreement pursuant to which Caltron shall contribute all of the USA and foreign valve patents presently owned by Caltron (formerly owned by Laminar Fluid Controls, Inc.) to the Company for a 5% interest in the Company. If the 5% interest to be acquired by Caltron does not generate cash distributions to Caltron in the amount of at least $100,000.00 on or before December 31, 2000, Caltron shall be entitled to increase its interest in the Company to 10%, with a 2.5% decrease in the interests of each of Eugene P. Feild and Thomas Christensen.

      In consideration of the Company's agreement to accept Caltron as a member of the Company upon the terms and conditions set forth herein and in a certain Operating Agreement of the Company, (the "Operating Agreement"), Caltron agrees and represents as follows:

A.   INVESTMENT

      1. In consideration for its receipt of a 5% interest in the Company, Caltron hereby agrees to sell, assign, and transfer to the Company the full and exclusive right, title and interest in and to the inventions, patent applications and patent rights throughout the world, including foreign patent priority rights identified in the forms of Assignment attached hereto as Exhibits B1 through B7. On or before May 23, 1997 (the "Closing Date" or the "Closing"), Caltron shall execute and deliver to the Company the assignments in the forms of Exhibits B1 through B7. At the Closing, Caltron shall also execute and deliver to the Company an original counterpart signature page of the First Amended Operating Agreement of the Company. A copy of the First Amended Operating Agreement of the Company is attached hereto as Exhibit
A. The Company hereby agrees that in the event Caltron does not receive distributions of at least $100,000.00 on or before December 31, 2000, it shall be entitled to increase its interest in the Company from 5% to 10%, and the other members' interests in the Company shall be reduced on a basis proportionate to their relative interests. At Closing, Caltron shall deliver to the Company a Certificate of Good Standing, a certificate of incumbency, a certificate of corporate resolutions of its Board of Directors authorizing Caltron's entry into this transaction, and an opinion of counsel opining as to the due incorporation, organization, and authority of Caltron to enter into this transaction. The opinion of counsel shall also opine that Caltron is not a party to any pending or threatened litigation or legal claims, and that Caltron's entry into this Agreement does not require the consent of any third parties and does not breach, contravene or constitute a default under any obligations of Caltron. The opinion of counsel shall also opine that this transaction is exempt from the registration requirements of state and federal securities laws, and that no filings are required to secure exemption from the registration requirements of state and federal securities laws and regulations.

B.   REPRESENTATIONS AND WARRANTIES

      1. Caltron hereby represents and warrants to, and agrees with the Company as follows:

           (a) The Securities are being purchased for its own account, for investment purposes only, and not for the account of any other person, and not with a view to distribution, assignment or resale to others or to fractionalization in whole or in part. Caltron acknowledges that the purchase of the Securities is intended to be exempt from registration under the Securities Act of 1933 (the "Act"). In furtherance thereof, Caltron represents, warrants, and agrees as follows: (i) no other person has or will have a direct or indirect beneficial interest in such Securities and Caltron will not sell, hypothecate or otherwise transfer the Securities except in accordance with the Operating Agreement and the Act and applicable state securities laws or unless, in the opinion of counsel for the Company, a transfer is permitted by the Operating Agreement and an exemption from the registration requirements of the Act and such laws is available; and (ii) the Company is under no obligation to register the Securities on behalf of Caltron or to assist Caltron in complying with any exemption from registration.

           (b) The Company has made available to Caltron the Operating Agreement and all other documents and information that Caltron has requested relating to an investment in the Company.

           (c) Caltron recognizes that investment in the Company involves substantial risks, and has taken full cognizance of all of the risks related to the purchase of the Securities.

          (d) Caltron has carefully considered and has consulted with its professional legal, tax and financial advisers as to the suitability of an investment in the Company for its particular tax and financial situation and has determined that the Securities are a suitable investment. Caltron, including the legal and financial advisors of Caltron, has had an opportunity to request all information from the Company thought to be necessary to enable Caltron to evaluate the merits of and suitability of an investment in the Company by Caltron. Caltron understands that the success of the Company depends upon the successful development and exploitation of currently undeveloped technology. The Company has not yet patented any of its technology, nor has the Company demonstrated the ability to sell, license or otherwise capitalize on its technology. Caltron understands that an investment in the Company is highly speculative and Caltron hereby warrants, represents and acknowledges that Caltron may lose its entire investment of intellectual property in the Company, and Caltron has the financial means to incur such a loss.

           (e) All information which Caltron has provided to the Company is correct and complete as of the date set forth below, and if there should be any change in such information prior to acceptance as a security holder of the Company, it will immediately provide such information to the Company and will promptly send confirmation of such information to the Company.

            (f)    Caltron  hereby  represents  that  it   is   a
Pennsylvania corporation, with a principal place of business at 338 Peguot Avenue, Southport, Connecticut.

          (g) Caltron hereby represents that it is a corporation with total assets in excess of $5,000,000.00 and was not formed for the purpose of making an investment in the Company.

      2. The foregoing representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of the acceptance hereof by the Company and shall survive thereafter. If such representations and warranties shall not be true and accurate in any respect, Caltron will, prior to such acceptance, give written notice of such fact to the Company specifying which representations and warranties are not true and accurate and the reasons therefor.

      3. Caltron shall indemnify and hold harmless the Company and any of its managers, officers, employees, and representatives who was or is a party or is threatened to be made a party to any threatened, pending or contemplated action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made by Caltron to the Company concerning its financial position, in connection with the offering or sale of the Securities, against losses, liabilities and expenses for which the Company or any of its members, managers, officers, employees or representatives have not otherwise been reimbursed (including attorneys' fees, judgments, fines and amounts paid in settlement) as actually and reasonably incurred by such person or entity in connection with such action, suit or proceeding.

C.   UNDERSTANDINGS

      1. Caltron understands, acknowledges and agrees with the Company as follows:

            (a) This investment agreement is and shall be irrevocable.

          (b)  No federal or state agency has made any finding or
determination as to the
fairness   of   this   investment,  nor  any  recommendation   or
endorsement of the Securities.

           (c) There is no public market for the Securities or any of the Company's securities and such a market may never develop. There can be no assurance that Caltron will be able to sell or dispose of its Securities. Moreover, no assignment, sale, transfer, exchange or other disposition of the Securities can be made other than in accordance with the Operating Agreement and all applicable securities laws.

           (d) There can be no assurance as to the federal or state tax results of an investment in the Company.

          (e) Caltron acknowledges that the information provided by the Company to Caltron is confidential and non-public and agrees that all such information shall be kept in confidence and not disclosed to any third party for any reason; provided, that its obligation shall not apply to any such information which (i) is part of the public knowledge or literature and readily accessible at the date hereof; (ii) becomes part of the public knowledge or literature and readily accessible by the public (except as a result of a breach of these provisions); or (iii) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements including, without limitation, any Investment Agreement they may have with the Company).

       2. The representations, warranties, understandings, acknowledgments and agreements in this Agreement are true and accurate as of the date hereof, shall be true and accurate as of the date of the acceptance hereof by the Company and shall survive thereafter.

D.   MISCELLANEOUS

      1. Neither this Investment Agreement nor any provisions hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled except by an instrument in writing signed by the party against whom any change, discharge or termination is sought.

      2. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by certified mail, return receipt requested, addressed to the other party at the address of such party set forth on the signature page hereto.

      3. Failure of the Company to exercise any right or remedy under this Investment Agreement or any other agreement between the Company and Caltron, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

      4. This Investment Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Maine, as such laws are applied by Maine courts to agreements entered into and to be performed in Maine by and between residents of Maine, and shall be binding upon Caltron, its successors and assigns, and shall inure to the benefit of the Company and its successors and assigns.

      5. In the event that any provision of this Investment Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

     6. This Investment Agreement, the Operating Agreement, and other documents contemplated hereby or thereby constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior or contemporaneous representations, warranties, agreements and understandings in connection therewith. This Agreement may be amended only by a writing executed by all parties hereto.

      7. Caltron represents to the Company that (a) the information contained herein is complete and accurate on the date hereof and may be relied upon by the Company and (b) Caltron will notify the Company immediately of any change in any of such information occurring prior to the acceptance of the subscription and will promptly send the Company written confirmation of such change.

      IN  WITNESS  WHEREOF, Caltron has executed this  Investment
Agreement this 20th day of May, 1997.

CALTRON, INC.

BY: /s/

INVESTMENT AGREEMENT ACCEPTED:


FEILD  TECHNOLOGIES,  LLC                 /s/  Eugene  P.  Feild,
individually

/s/  Eugene  P.  Feild, Manager                       /s/  Thomas
Christensen, individually

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE "ACT") OR PURSUANT TO THE SECURITIES LAWS OF THE STATE OF MAINE AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT AND THE SECURITIES LAWS OF THE STATE OF MAINE OR AN EXEMPTION THEREFROM IS AVAILABLE.